Subscription Booklet

for Effecting Purchases of

$5,000,000 in 8% Series A Bonds

in

Elkhorn Goldfields Inc.

a Montana Corporation

July 1, 2010

Elkhorn Goldfields Inc

Elkhorn Goldfields Inc.

INSTRUCTIONS

Persons desiring to purchase 8% Series A Bonds (“Bonds”) in Elkhorn Goldfields Inc, a Montana Corporation (the “Company”) formed for the purpose of pursuing a strategy of acquiring mineral assets in resource-rich locales like the State of Montana that has secure land ownership rules, stable government and permitting and operating regulations that are fair and enforceable.. This subscription agreement has been developed pursuant to the Company’s Confidential Private Offering Memorandum dated July 1, 2010 (the “Memorandum”). Unless otherwise defined or the context otherwise requires, capitalized terms used in this Subscription Booklet shall have the meanings assigned them in the Memorandum. THE COMPANY MAY ACCEPT OR REJECT ANY SUBSCRIPTION IN ITS SOLE DISCRETION.

Investors must complete, date and/or sign the following forms, as appropriate.

PLEASE PRINT OR TYPE ALL INFORMATION IN INK

1.           Potential Investor Questionnaire: All investors complete the information on pages 2-5 and sign page 6. If the investing entity is a partnership, all partners must complete and sign. Signature instructions for Corporations, Partnerships and Trusts are set forth in Instruction No. 4, below.

2.           Subscription Agreement - Powers of Attorney: All investors must sign and complete page 6 and sign page S-4. The signature on page S-4 must be acknowledged by a Notary Public.

3.           Check: Make your check in an amount equal to the full subscription price for the amount of Bonds subscribed for, or US $50,000 per Bond (the “Subscription Payment”). Make all checks payable to Elkhorn Goldfields, Inc

4.           Signature Instructions for Corporations, Partnerships and Trusts:

a.           Corporations sign in the following style:

(Name of Corporation)

By:                  (Signature)           ,    (Title)

b.           Partnerships sign in the following style:

(Name of Partnership)

By:                 (Signature)             , Partner

By:                (Signature)              , Partner

Each partner of a general partnership and each general partner of a limited partnership must sign.

c.           Trusts sign in the following style:

(Name and Date of Trust)

By:                (Signature)          , Trustee

By:                (Signature)          , Trustee

Elkhorn Goldfields Inc

POTENTIAL INVESTOR QUESTIONNAIRE

Elkhorn Goldfields Inc

The following information is required in order that Elkhorn Goldfields Inc (the “Company”) may determine whether: (i) the subscription of Bonds issued by the Company (“Bonds”) to an investor is permissible under applicable federal and state securities laws; and (ii) the investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment. Individual investors and partners, members, shareholders or other individual owners of interests in entities that do not establish eligibility as an “accredited investor,” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”), must complete Part A below. Investors that are partnerships, trusts, corporations, limited liability companies or some other form of entity must complete Part B.

PART A - INDIVIDUAL INVESTORS

(1)
(Complete Name)

(2)
	(Residence Address)	(Residence Phone)

	(City)	(State) (Zip Code)

I (own) or (rent) the above residence.

(3)	I am registered to vote in
(County) (State)

(4)	I have a valid driver’s license issued by the State of	Number

(5)
(Employer)

(Employer’s Address)	(Business Phone)

(City)	(State)	(Zip Code)

(6)
(Occupation)

(7)
(Position or Title)

(8)
(Prior Occupations or Duties during the Past Ten Years)

(9)	Age: _______________________________	Year of Anticipated Retirement: _____________________

(10)	Social Security No.: ___________________

(11)	Marital Status: _______________________	Number of Dependents: ___________________________

Ages of Dependents: _____________________________

(12)	If married: _____________________________
	(Spouse’s Name)	(Spouse’s Age)

_____________________________
	(Years Married)	(Spouse’s Occupation)

_____________________________
(Spouse’s Employer)

2	Elkhorn Goldfields Inc

(13)	Individual and joint income[1] for the last three four? (should 2010 be included?) years:

2007
Individual			Joint

☐ under $50,000	☐ $50,000 - $100,000		☐ under $50,000	☐ $50,000 - $100,000
☐ $100,000 - $200,000	☐ over $200,000		☐ $100,000 - $300,000	☐ over $300,000

2008
Individual			Joint

☐ under $50,000	☐ $50,000 - $100,000		☐ under $50,000	☐ $50,000 - $100,000
☐ $100,000 - $200,000	☐ over $200,000		☐ $100,000 - $300,000	☐ over $300,000

2009
Individual			Joint

☐ under $50,000	☐ $50,000 - $100,000		☐ under $50,000	☐ $50,000 - $100,000
☐ $100,000 - $200,000	☐ over $200,000		☐ $100,000 - $300,000	☐ over $300,000

(14)	Estimated individual and joint income for the current year:

2010
Individual			Joint

☐ under $50,000	☐ $50,000 - $100,000		☐ under $50,000	☐ $50,000 - $100,000
☐ $100,000 - $200,000	☐ over $200,000		☐ $100,000 - $300,000	☐ over $300,000

(15)	(a)	Current net worth[2] of investor and spouse (including home, home furnishings and personal automobiles):

☐ $1,000,000 or less              ☐ over $1,000,000

(b)	If the answer to 15(a) is $1,000,000 or less, please state current net worth of investor and spouse (including, net of debt, home, home furnishings and personal automobiles):
$ _____________________________.

(16)	Educational Background (specify colleges attended and degrees attained, if applicable):

1Income should be distinguished from revenues. For example, in a sole proprietorship, income would equal revenues less operating expenses. Income may, but need not, be determined by adding together the following amounts: (i) individual adjusted gross income reported on a U.S. federal income tax return; (ii) any depletion deduction; (iii) any interest exclusion; (iv) any allocated partnership losses; and (v) any amounts contributed to an IRA or Keogh plan.

2Net worth means the excess of total assets at current values over total liabilities.

3	Elkhorn Goldfields Inc

(17)	List any professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations held:

(18)	Investment Experience

I have made investments, or been involved in activities, of the type indicated below (recognizing that the types of investments listed are not mutually exclusive and certain investments may fall into two or more of the categories listed below). Check all of the following that apply to you:

☐	Direct ownership or participation in corporations, limited partnerships or other entities engaged in the general securities or investment banking business.

☐	Investment in equity securities of corporations, real estate limited or general partnerships, joint Bridges and other syndicates.

☐	Tax-oriented investments (such as oil and gas, equipment leasing, research and development, agriculture or commodities syndications).

Please describe any of the activities marked above:

(19)	I personally have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in Bonds of the Company and of making an informed investment decision and that I make my own ultimate decisions on my investments.

☐ Yes          ☐ No

(20)	My proposed investment in Bonds of the Company will not exceed the following percentage[3] of my current net worth:

☐ 25%	☐ 15%	☐ 5%

☐ 20%	☐ 10%	☐ 1% or less

(21)	I have a close business association, friendship or family ties with the Company, its Officers or Directors.

☐ Yes          ☐ No

If yes, please describe the nature of the association:

(22)	I am in a financial position to assume, and bear indefinitely, the risks involved in an investment in Bonds of the Company, including the risk of a total loss of the investment. I have adequate means of providing for my current needs and possible personal contingencies and have no current or foreseeable future need to sell Bonds of the Company.

☐ Yes          ☐ No

3Describe the highest estimated net worth percentage applicable to your proposed investment in Notes.

4	Elkhorn Goldfields Inc

(23)	Please describe below any additional information you would like to review or questions you have about the Company or the proposed offering.

5	Elkhorn Goldfields Inc

PART B - INVESTING ENTITIES

(1)
(Complete Name of Entity)

(2)
	(Primary Business Address)	(Phone) (Facsimile Phone)

	(City)	(State) (Zip Code)

(3)
	(Legal Form of Entity)	(Jurisdiction of Organization)

(4)	Is the Entity one of the following:

☐ a Bank	☐ a Registered Broker/Dealer	☐ an Insurance Company

☐ a Savings and Loan Association	☐ a Registered Investment Company	☐ an ERISA Plan

☐ a Business Development Company	☐ a Licensed SBIC	☐ an Employee Benefit Plan

☐ a 501(c)(3) Organization	☐ a Partnership, Corporation or Other	☐ a Trust
type of Association or Entity

(5)	Was the Entity organized for the purpose of purchasing Bonds or otherwise investing in the Company?

☐ Yes          ☐ No

(6)	Total assets of the Entity:

(7)	States or Countries where the Entity maintains an office:

(8)	Number of employees:

(9)	Provide any further information which might assist the Company in determining whether the Entity constitutes an “accredited investor,” within the meaning of Rule 501(a) under the Securities Act: _____________________

6	Elkhorn Goldfields Inc

By signing below the undersigned also hereby:

1.	Represents that the information provided above is true and correct and acknowledges such investor’s awareness that the Company is relying upon the accuracy of such information to ensure that the sale of any securities by the Company to such investor is in compliance with applicable federal and state securities laws;

2.	Acknowledges receipt of copy number of the Memorandum;

3.	Agrees to limit the distribution of the Memorandum by myself and not to permit the duplication of any part of the Memorandum;

4.	Upon request, agrees to return the Memorandum to Eric Altman, Elkhorn Goldfields Inc P.O. Box 370657, Denver, CO 80237.

5.	Acknowledges that the undersigned has direct, material and continuing involvement in the creation, development and organization of the investment, the Company and its plan of business, history, property, books, records and financial statements. The Investor further acknowledges that it has control of or access to all information regarding the investment and the Company that the Investor deems material and has otherwise has the opportunity to obtain all information it deems necessary and to ask questions of and receive satisfactory answers from the Company or any person or persons acting on its behalf, concerning the terms and conditions of the investment, the Company, the plan of business and history of the Company and its property, books, records and financial statements, and that due to the undersigns direct and material involvement in the Company all requests for information will be fulfilled and questions answered to the full satisfaction of the Investor.

5.	Acknowledges that before the undersigned will be asked to make an investment decision with respect to Bonds or other securities of the Company, the undersigned will read and review carefully the Memorandum with respect to any securities that may be offered thereby and will have the opportunity obtain all information and to ask questions of, and to receive answers from the Company concerning the terms and conditions of any such offering and to obtain any additional information which the Company might then possess or could then acquire without unreasonable effort or expense that would be necessary or material to the investment to verify the accuracy of the information contained in the Memorandum.

EXECUTION OF THIS DOCUMENT DOES NOT INDICATE ANY INTENT TO SUBSCRIBE FOR ANY SECURITIES DESCRIBED IN THE MEMORANDUM.

PLEASE COMPLETE THIS QUESTIONNAIRE AND FORWARD IT TO ELKHORN GOLDFIELDS INC, ATTN: ERIC ALTMAN, P.O. BOX 370657, DENVER, COLORADO 80237. IF YOU HAVE ANY QUESTIONS ABOUT THIS QUESTIONNAIRE OR THE PROPOSED OFFERING, PLEASE CALL MR. ALTMAN AT (970) 648-1503.

IN WITNESS WHEREOF the undersigned investor has executed this Questionnaire this       day of                , 2010.

(Signature)	(Address)

(Printed Name of Proposed Investor)	(Address)

(Title of Signatory-if-applicable)	(Telephone number, including area code)

7	Elkhorn Goldfields Inc

SUBSCRIPTION AGREEMENT AND POWER OF ATTORNEY

ELKHORN GOLDFIELDS INC

P.O. Box 370657

Denver, Colorado 80237

Dear Sir or Madam:

Elkhorn Goldfields Inc, a Montana Corporation (the “Company”), is currently in the process of accepting subscriptions for 8% Series A Bonds due July 31, 2012 (“Bonds”). The Bonds in the Company are being issued (the “Offering”) pursuant to the Confidential Private Offering Memorandum dated July 1st, 2010 (the “Memorandum”), all as more particularly described in the Memorandum. The Bonds are being offered at a subscription price of US $50,000 per Bond. The Bonds include a Bonus Payment feature and Warrants to purchase Membership Units into Elkhorn Goldfields LLC as detailed in the Memorandum. Unless otherwise waived by the Company, persons subscribing for Bonds must purchase at least three for an aggregate purchase price of US $150,000. The Company was incorporated in July 2, 1998 in the State of Montana. The By Laws and Articles of Organization of the Company are attached hereto to the Memorandum as Exhibit “A” and Exhibit “B” respectively (collectively, the “Governing Documents”). The Company was formed for the purposes specified in the Memorandum.

1.         Subscription and Capital Contributions. Subject to the terms and conditions hereof and the provisions of the Memorandum, the undersigned investor (the “Investor”) hereby irrevocably subscribes for the purchase of _____ Bonds, and agrees to contribute an aggregate of $_________________________ in the manner hereinafter set forth to the Company in respect of such Bonds. Concurrently with the execution and delivery of this Subscription Agreement, the Investor shall deliver its deposit by check made payable to Elkhorn Goldfields Inc in an amount equal to the full subscription price of $50,000 per Bond (the “Subscription Payment”). The Investor understands that it must subscribe to a minimum of three Bonds for an aggregate Subscription Payment of at least US $150,000 unless the Company otherwise agrees in its sole and absolute discretion.

2.          Acceptance of Subscription. It is understood and agreed that the Company shall have the right to accept or reject this Subscription, in whole or in part, and that the same shall be deemed to be accepted only when it is signed by an officer of the Company. If accepted, the subscription tendered by the Investor will be applied in accordance with the terms of the Memorandum. If rejected, this Subscription Agreement will be null and void and the Investor’s Subscription Payment and this Subscription Agreement will be returned to the Investor, without interest or deduction.

3.          Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company and agrees as follows:

(a)          It is an “accredited investor,” within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).

(b)          The Investor has adequate means of providing for its current needs and possible personal contingencies, and it has no need now, and anticipates no need in the foreseeable future, to sell the Bonds for which the Investor hereby subscribes; its overall commitment to investments which are not readily marketable is not excessive in relation to its net worth and financial circumstances and the subscription of Bonds will not cause such commitment to become excessive. The Investor recognizes the speculative nature of the investment, is able to bear the economic risks of this investment, and consequently, without limiting the generality of the foregoing, it is able to hold its Bonds for an indefinite period of time and has a sufficient net worth to sustain a loss of its entire investment in the Company in the event that such loss should occur.

(c)          All information furnished to the Company in connection with the Offering including the information contained in the other parts of this Subscription Booklet is true, correct and complete and there have been no material changes in such information and in the event of any change the Investor will promptly notify the Manager or the Company.

Σ-1	Elkhorn Goldfields Inc

(d)          The Investor has such knowledge and experience (based on actual participation) in financial, securities, investments and business matters that it is capable of evaluating the merits and risks of an investment in the Bonds.

(e)          The Investor has received and read the Memorandum, including the exhibits annexed thereto and any supplements to or amendments thereof, and the Investor confirms that it has been provided access to and/or copies of all documents, records and books pertaining to its proposed investment in the Securities which it deems necessary to evaluate the accuracy of the above described information or to evaluate the investment in Securities in general.

(f)          The Investor has had an opportunity to ask questions of and receive satisfactory answers from the Company, it’s Officers or any person or persons acting on their behalf, concerning the terms and conditions of the Offering, the Company, if Officers, the plan of business and history of the Company, and their respective histories, operations, properties, books, records and financial statements and all such questions have been answered to the full satisfaction of the Investor. .

(g)          The Investor has waived and hereby waives the receipt of an offering memorandum or any other documentation or information relating to the offering and any other disclosure documentation concerning the terms and conditions of this investment, the Company, the plan of business and history of the Company and its property, books, records and financial statements.

(h)          The Securities for which the Investor hereby subscribes will be acquired for its own account for investment and not with a view toward resale or redistribution, and it does not presently have any reason to anticipate any change in its circumstances or other particular occasion or event which would cause the Investor to sell its Bonds.

(i)          The Investor represents that (i) it has been called to its attention, both in the Memorandum (including the sections entitled “Risk Factors”) and by those individuals with whom it has dealt in connection with its investment in the Company, that its investment in the Company involves a high degree of risk and potential conflicts of interest; (ii) it understands that there are certain tax consequences associated with the investment; and (iii) no assurances are or have been made that existing tax laws and regulations will not be modified in the future, thus altering tax consequences associated with this investment in the Securities.

(j)          The Investor has not received representations or warranties from the Company, the Manager or their respective managers, directors, shareholders, members, officers, employees or agents, other than those contained in the Memorandum, and it has not relied upon any representations or warranties from the Company, the Manager or their respective managers, directors, shareholders, members, officers, employees or agents, other than those contained in the Memorandum.

(k)          The Investor acknowledges that the Company has made available to it or its personal advisors the opportunity to obtain additional information to verify the accuracy of the information contained in the Memorandum and to evaluate the merits and risks of an Investment in the Securities, including without limitation the income tax consequences of the purchase, holding, sale and transfer of the Bonds. The Investor represents that by reason of its business and financial experience and of the business and financial experience of those persons it has retained to advise the Investor with respect to its investment in the Company, it has or has acquired the capacity to protect its own interest in investments of this nature. In reaching the conclusion that it desires to acquire the Securities, the Investor has carefully evaluated its financial resources and investment position, and the risks associated with this investment in the Bonds and acknowledges that it is able to bear the economic risks of its investment.

Σ-2	Elkhorn Goldfields Inc

(l)          The Investor recognizes that any financial statements and projections contained in the Memorandum are based on estimates, assumptions and projections based on the best judgment of the Company in light of present circumstances and that the projected results could be significantly affected if actual events and transactions vary significantly as to occurrence, time of occurrence or amounts from the assumed events and transactions and by changes in federal income tax laws or regulations. The Investor understands that the Memorandum and other information furnished by the Company do not constitute investment, accounting, legal or tax advice. The Investor acknowledges that it must rely on its own advisers for such advice.

4.          Indemnification. The Investor acknowledges that it understands the meaning and legal consequences of the representations and warranties in Section 3 above, and further acknowledges that it understands that the Company has relied upon the truth and accuracy of such representations as a material condition to the extension of an offer to and acceptance of a subscription from the Investor. The Investor hereby agrees to indemnify and hold harmless the Company, each Member, the Manager and the Company’s and the Manager’s respective controlling persons, managers, agents and employees, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the Investor shall in any manner be deemed to constitute a waiver of any rights granted to the Investor under federal or state securities laws.

5.          Limitation on Transfer. The Investor acknowledges that it is aware that there are substantial restrictions on the transferability of the Bonds. Because none of the Securities will be, and the Investor has no right to require that they be, registered under the Securities Act or any state securities act, the Bonds may not be, and the Investor agrees that they shall not be, offered or sold unless such offer or sale is exempt from such registration under the Securities Act or any state securities acts and such offer or sale complies with the provisions of the Securities Act and any other provisions or conditions that the Manager may reasonably impose, including the requirement that the Manager be furnished a satisfactory opinion of counsel to the effect that such offer or sale is exempt. The Investor is aware that, because of the above-described restrictions on transfer and the lack of a trading market for the Bonds, it may not readily liquidate its investment and must not subscribe to the Bonds unless it has sufficient liquid assets that such purchase will cause the Investor no undue financial difficulties. The Investor also acknowledges that it shall be responsible for compliance with all conditions on transfer imposed by any state securities law administrator and for any expenses incurred by the Company for legal or accounting services in connection with reviewing such a proposed transfer.

6.          Financial and Other Information. The Investor agrees to furnish to the Company such financial and other information regarding the Investor as the Manager or the Company may reasonably request in order to verify the accuracy of any representation contained herein or that may be required by any governmental authority having jurisdiction with respect to the subscription of Bonds.

7.          Confidentiality. The Investor agrees to keep confidential, except as the Company may otherwise consent in writing, and not disclose, or make any use of except for the benefit of the Company at any time either during or subsequent to its investment in the Company, any trade secrets, confidential information, knowledge, data, documents or other information of the Company relating to products, processes, know-how, designs, equipment, operating manuals, tests, customer lists, supplier lists, business plans, marketing plans, marketing strategies, pricing strategies, investments or other subject matter pertaining to any business of the Company or the Manager or any of their respective customers, suppliers, consultants or affiliates (all of which are referred to herein as “Trade Secrets”), which the Investor may obtain or otherwise acquire during the course of its investment. The Investor further agrees not to deliver, reproduce or in any way allow any Trade Secrets to be delivered or used by any third parties without specific direction or consent of a duly authorized representative of the Company.

8.          Delivery of Bonds. Upon acceptance of this Subscription Agreement, the Company will execute and deliver to the Investor Bonds for which the Investor had subscribed, registered in the name of the Investor provided on page S-5

Σ-3	Elkhorn Goldfields Inc

9.          Power of Attorney. By its execution hereof, the Investor hereby gives to any authorized officer of the Company a power-of-attorney to execute on the Investor’s behalf an execution page to the Company Agreement to reflect the Investor’s becoming a member and its agreement to the terms and provisions of the Company Agreement, and to further authorize the Company cause such execution page to be attached to a counterpart of the Company Agreement for all applicable purposes.

[Remainder of Page Intentionally Left Blank]

Σ-4	Elkhorn Goldfields Inc

IN WITNESS WHEREOF, the Investor has executed this Subscription as of the       day of          ___, 2010.

Print Name(s) of Investor(s):

Signature(s) of Investor(s):

ACKNOWLEDGMENT

State of	)
)
County of	)

On this       day of                , 2010, before me, the undersigned Notary Public, personally appeared                          , known to me to be the person whose name is subscribed to the instrument within, and acknowledged that he/she executed the same for the purposes therein contained.

My commission expires:

Notary Public

The foregoing subscription is hereby accepted this       day of                , 2010.

Elkhorn Goldfields Inc.
a Montana Corporation

By:
Robert Trenaman, President

THE BONDS EVIDENCED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE. THE BONDS MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE BONDS UNDER THE SECURITIES ACT AND SUCH STATE LAWS AS MAY BE APPLICABLE. ADDITIONAL RESTRICTIONS ARE SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

Σ-5	Elkhorn Goldfields Inc